ACQUISITIONS AND OTHER ARRANGEMENTS	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
ACQUISITIONS AND OTHER ARRANGEMENTS

ACQUISITIONS AND OTHER ARRANGEMENTS
Results of operations of acquired companies are included in our results of operations as of the respective acquisition dates. The purchase price of each acquisition is allocated to the net assets acquired based on estimates of their fair values at the date of the acquisition. Any purchase price in excess of these net assets is recorded as goodwill. The allocation of purchase price in certain cases may be subject to revision based on the final determination of fair values during the measurement period, which may be up to one year from the acquisition date.
Contingent consideration related to business combinations is recognized at its estimated fair value on the acquisition date. Subsequent changes to the fair value of those contingent consideration arrangements are recognized in earnings. Contingent consideration related to acquisitions may consist of development, regulatory and commercial milestone payments, and sales or earnings-based payments, and are valued using discounted cash flow techniques. The fair value of development, regulatory and commercial milestone payments reflects management’s expectations of the probability of payment, and increases or decreases as the probability of payment or expectation of timing or amount of payments changes. The fair value of sales-based payments is based upon probability-weighted future revenue estimates and increases or decreases as revenue estimates or expectation of timing or amount of payments changes.
Seprafilm Adhesion Barrier
On February 14, 2020, we completed the acquisition of the product rights to Seprafilm Adhesion Barrier (Seprafilm) from Sanofi for approximately $342 million in cash. Seprafilm is indicated for use in patients undergoing abdominal or pelvic laparotomy as an adjunct intended to reduce the incidence, extent and severity of postoperative adhesions between the abdominal wall and the underlying viscera such as omentum, small bowel, bladder, and stomach, and between the uterus and surrounding structures such as tubes and ovaries, large bowel, and bladder. We concluded that the acquired assets met the definition of a business and accounted for the transaction as a business combination using the acquisition method of accounting.
The following table summarizes the fair values of the assets acquired as of the acquisition date:

(in millions)
Assets acquired
Inventories	$18
Goodwill	28
Other intangible assets	296
Total assets acquired	$342
For the year ended December 31, 2020, the results of operations of the acquired business have been included in our consolidated statement of income since the date the business was acquired. The acquisition contributed $94 million of net sales and $18 million of pretax income for the year ended December 31, 2020. Acquisition and integration costs, primarily incremental cost of sales relating to inventory fair value step-ups, associated with the acquisition were $15 million for the year ended December 31, 2020.
We allocated $286 million and $10 million of the total consideration to the Seprafilm developed product rights and customer relationships with useful lives of 10 and 7 years, respectively. The fair values of the intangible assets were determined using the income approach. The discount rates used to measure the developed product rights and customer relationship intangible assets were 14.8% and 11.0%, respectively. We consider the fair values of the intangible assets to be Level 3 measurements due to the significant estimates and assumptions we used in establishing the estimated fair values.
The goodwill, which is deductible for tax purposes, includes the value of the overall strategic benefits provided to our product portfolio of hemostats and sealants and is included in the Americas and APAC segments.
Cheetah Medical, Inc.
On October 25, 2019, we acquired 100 percent of Cheetah Medical, Inc. (Cheetah), a leading provider of hemodynamic monitoring technologies, for total upfront cash consideration of $195 million, net of cash acquired, with the potential for additional cash consideration, up to $40 million, based on clinical and commercial milestones for which the acquisition date fair value was $18 million. In 2020, we received $7 million from the sellers as a result of an acquisition price adjustment in accordance with the acquisition agreement. Additionally, we recorded measurement period adjustments in 2020 to decrease the net deferred tax liabilities acquired by $20 million. The measurement period adjustments reduced goodwill and did not impact our results of operations. The fair value of the potential contingent consideration payments was estimated by applying a probability-weighted expected payment model for the clinical milestone and a Monte Carlo simulation model for the commercial milestone, which were then discounted to present value. The fair value measurements were based on Level 3 inputs.
The following table summarizes the fair value of consideration transferred:

(in millions)
Cash consideration transferred	$190
Contingent consideration	18
Total consideration	$208
The following table summarizes the fair values of the assets acquired and liabilities assumed as of the acquisition date:

(in millions)
Assets acquired and liabilities assumed
Cash	$2
Accounts receivable, net	3
Inventories	1
Prepaid expenses and other current assets	1
Property, plant and equipment	1
Goodwill	84
Other intangible assets	131
Operating lease right-of-use assets	1
Accounts payable and accrued liabilities	(4)
Other non-current liabilities	(12)
Total assets acquired and liabilities assumed	$208
The results of operations of the acquired business have been included in our consolidated statement of income since the date the business was acquired and were not significant. Acquisition and integration costs associated with the acquisition were $5 million and $3 million in 2020 and 2019, respectively.
We allocated $123 million of the total consideration to the developed product rights with a weighted-average useful life of 15 years and $8 million to customer relationships with a useful life of 13 years. The fair values of the intangible assets were determined using the income approach. The discount rates used to measure the intangible assets were 11.0% for developed product rights and 10.0% for customer relationships. We consider the fair value of the intangible assets to be Level 3 measurements due to the significant estimates and assumptions used by management in establishing the estimated fair values.
The goodwill, which is not deductible for tax purposes, includes the value of potential future technologies as well as the overall strategic benefits provided to our product portfolio and is included primarily in the Americas segment.
Recothrom and Preveleak
On March 16, 2018, we acquired two hemostat and sealant products from Mallinckrodt plc: Recothrom Thrombin topical (Recombinant), the first and only stand-alone recombinant thrombin, and Preveleak Surgical Sealant, which is used in vascular reconstruction. We concluded that the acquired assets met the definition of a business and accounted for the transaction as a business combination using the acquisition method of accounting. The purchase price included an upfront payment of approximately $163 million in 2018. In addition, the purchase price included new and assumed contingent payments in the future related to inventory and technology transfer milestones and net revenue royalty payments with an estimated fair value of $21 million as of the acquisition date. The maximum aggregate amounts payable for the inventory and technology transfer and net revenue royalties were $7 million, $15 million and $143 million, respectively. The fair value of the potential contingent consideration payments was estimated by applying a probability-weighted expected payment model for the inventory and technology transfer payments and a Monte Carlo simulation model for contingent royalty payments, which were then discounted to present value.
The following table summarizes the fair value of consideration transferred:

(in millions)
Cash consideration transferred	$163
Contingent consideration	21
Total consideration	$184
The following table summarizes the fair value of the assets acquired as of the acquisition date:

(in millions)
Assets acquired
Accounts receivable, net	$2
Inventory	80
Goodwill	2
Other intangible assets	100
Total assets acquired	$184
The results of operations of the acquired business have been included in our consolidated statement of income since the date the business was acquired. The Recothrom and Preveleak acquisitions contributed $80 million and $52 million of net sales for the years ended December 31, 2019 and 2018, respectively. Acquisition and integration costs, including incremental cost of sales relating to inventory fair value step-ups, associated with the acquisition were $20 million and $17 million, respectively, in 2019 and 2018.
We allocated $100 million of the total consideration to the Recothrom and Preveleak developed product rights with a weighted-average useful life of 10 years. The fair value of the intangible assets was determined using the income approach. The discount rates used to measure the Recothrom and Preveleak intangible assets were 12.5% and 13.0%, respectively. We consider the fair value of the intangible assets to be Level 3 measurements due to the significant estimates and assumptions used by management in establishing the estimated fair values.
The goodwill, which is deductible for tax purposes, includes the value of potential future technologies as well as the overall strategic benefits provided to our surgical portfolio of hemostats and sealants, and is included in the Americas segment.
Saudi Arabia Joint Venture
In November 2018, we acquired additional equity to obtain a 51% controlling financial interest of our joint venture in Saudi Arabia that was previously accounted for under the equity method of accounting. The acquisition allows us to increase manufacturing output and utilize the facilities for additional capacity for certain products in the region. Beginning in the fourth quarter of 2018, we consolidated the financial statements of the joint venture with our consolidated financial statements. The results of operations of the joint venture have been included in our consolidated statement of income since the date the business was acquired and were not significant.
The guidance on accounting for business combinations requires that an acquirer remeasure its previously held equity interest in an acquiree at its acquisition date fair value and recognize the resulting gain or loss in earnings. Thus, in connection with the acquisition, the carrying amount of our previously held equity interest in the joint venture was remeasured to fair value at the acquisition date, resulting in a gain in the fourth quarter of 2018 of $24 million, which was included in other (income) expense, net in the consolidated statement of income. The fair value of the equity interest on the acquisition date was $39 million and we consider the fair value to be a Level 3 measurement due to the significant estimates and assumptions used by management in establishing the estimated fair value.
The following table summarizes the fair value of consideration transferred:

(in millions)
Consideration transferred
Cash	$2
Fair value of equity investment	39
Noncontrolling interest	39
Total consideration transferred	$80
The following table summarizes the fair value of assets acquired and liabilities assumed as of the acquisition date:

(in millions)
Assets acquired and liabilities assumed
Cash	$4
Accounts receivable, net	25
Inventories	8
Property, plant and equipment	12
Goodwill	17
Other intangible assets	40
Other non-current assets	2
Short-term debt	(4)
Accounts payable and accrued liabilities	(16)
Other non-current liabilities	(8)
Total assets acquired and liabilities assumed	$80
The goodwill, which is not deductible for tax purposes, includes the value to create a more fully integrated supply chain and go-to-market business model and is included in the EMEA segment.
In connection with the acquisition, we reacquired certain license rights which had provided the joint venture with the exclusive and perpetual rights to manufacture and distribute our products for sale in specified territories. Reacquired license rights with fair values totaling $10 million were assigned a useful life of 12 years. Other amortizable intangible assets consist of customer relationships and have a weighted-average estimated useful life of 10 years.  The intangible assets were valued using the income approach. The discount rates used to measure the reacquired rights and customer relationship intangible assets were 13.0% and 14.0%, respectively. We consider the fair value of each of the acquired intangible assets to be Level 3 measurements due to the significant estimates and assumptions used by management in establishing the estimated fair values.
The fair value of the 49% noncontrolling interest in the joint venture is estimated to be $39 million. The fair value of the noncontrolling interest was estimated using the income approach applied to the projected cash flows of the joint venture. As the joint venture is a private company, the fair value measurement is based on significant inputs that are not observable in the market and thus represents a Level 3 measurement.
Claris Injectables Limited
On July 27, 2017, we acquired 100 percent of Claris Injectables Limited (Claris), a wholly owned subsidiary of Claris Lifesciences Limited, for total cash consideration of approximately $629 million, net of cash acquired. Through the acquisition, we added capabilities in production of essential generic injectable medicines, such as anesthesia and analgesics, renal, anti-infectives and critical care in a variety of presentations including bags, vials and ampoules.
In the first quarter of 2018, we settled certain claims with Claris Lifesciences Limited related to the acquired operations and terminated a development agreement with Dorizoe Lifesciences Limited. As a result, we received cash of $73 million in February 2018 and were released from an accrued liability to Claris Lifesciences Limited of $7 million. The total of $80 million is reflected as a benefit within other operating income, net in the 2018 consolidated statement of income.
Other Business Combinations
Total consideration transferred for other acquisitions totaled $18 million, $10 million and $36 million in 2020, 2019 and 2018, respectively, and primarily resulted in the recognition of goodwill and other intangible assets. These acquisitions did not materially affect our results of operations.
We have not presented pro forma financial information for any of the 2020, 2019 or 2018 acquisitions because their results are not material to our consolidated financial statements.
Other Business Development Activities
Transderm Scop
In February 2021, we agreed to acquire the rights to Transderm Scop from subsidiaries of GlaxoSmithKline for an upfront purchase price of $55 million plus the cost of acquired inventory and the potential for additional cash consideration of $30 million based upon a successful technology transfer by a specified date. We currently sell this product under a distribution license to the U.S. institutional market. Transderm Scop is indicated for post-operative nausea and vomiting in the U.S. and motion sickness in European markets. We expect the transaction to close late in the first quarter or early in the second quarter of 2021, subject to the satisfaction of closing conditions.
Caelyx and Doxil
In December 2020, we agreed to acquire the rights to Caelyx and Doxil, the branded versions of liposomal doxorubicin, from a subsidiary of Johnson & Johnson for specified territories outside of the U.S. for $325 million. We previously acquired the U.S. rights to this product in 2019. Liposomal doxorubicin is a chemotherapy medicine used to treat various types of cancer. We expect the transaction to close late in the first quarter or early in the second quarter of 2021, subject to the satisfaction of regulatory approvals and other closing conditions.
Celerity Pharmaceuticals, LLC
In September 2013, we entered into an agreement with Celerity Pharmaceutical, LLC (Celerity) to develop certain acute care generic injectable premix and oncolytic products through regulatory approval. We transferred our rights in these products to Celerity and Celerity assumed ownership and responsibility for development of the products. We are obligated to purchase the individual product rights from Celerity if the products obtain regulatory approval. We did not purchase any product rights from Celerity in 2020. In 2019 and 2018, we paid $86 million and $72 million, respectively, to acquire the rights to various products that have received regulatory approval. The payment in 2018 for one of the products was based on tentative approval from the U.S. Food and Drug Administration (FDA). Full approval from FDA was received in the third quarter of 2018. We capitalized the purchase prices of products that were purchased upon regulatory approval as intangible assets and are amortizing the assets over their estimated useful lives of 12 years. As of December 31, 2020, our contingent future payments total up to $77 million upon Celerity’s achievement of specified regulatory approvals. In December 2020, we entered into an agreement with a third party to divest one of the products that is currently being developed by Celerity if that product receives regulatory approval in the U.S. and/or European Union. If regulatory approval is obtained, we would incur a loss ranging from $30 million to $60 million for the difference between our purchase price and the divestiture proceeds in connection with that transaction.

Other Asset Acquisitions
During 2020, we acquired the rights to multiple products for $73 million. The purchase prices were capitalized as developed-technology intangible assets and are being amortized over a weighted-average estimated useful life of 11 years.
During 2020, we also entered into distribution license arrangements for multiple products that have not yet obtained regulatory approval for upfront cash payments of $22 million. The cash paid was treated as R&D expenses on our consolidated statement of income. We could make additional payments of up to $44 million upon the achievement of certain development, regulatory or commercial milestones.
During 2019, we acquired the rights to multiple products for an aggregate purchase price of $80 million. The purchase prices were capitalized primarily as developed-technology intangible assets and are being amortized over a weighted-average useful of 10 years.
Other
In addition to the significant arrangements described above, we have entered into several other collaborative arrangements. We could make additional payments of up to $25 million upon the achievement of certain development and regulatory milestones, in addition to future payments related to contingent commercialization milestones, profit-sharing and royalties.